UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	December 16, 2011

Enova Systems, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

California	1-33001	95-3056150
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1560 West 190th Street, Torrance, California		90501
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	310-527-2800

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

On December 15, 2011, Enova entered into a Warrant and Common Stock Purchase Agreement (the "Purchase Agreement") with Anthony Low-Beer and ALB Private Investments LLC, each of whom is an accredited investor, pursuant to which Purchase Agreement such investors agreed to purchase up to 3,000,000 shares of Enova’s common stock ("Common Stock") at $0.15 per share for an aggregate purchase price of $450,000, together with warrants to purchase up to an equal number of shares of the Company’s common stock. Pursuant to the terms of the Purchase Agreement, Enova is permitted to sell an aggregate of up to 15,000,000 shares of common stock (the "Investor Shares") at $0.15 per share and Warrants to Purchase Common Stock (the "Warrants") to acquire up to an equal number of shares of common stock (the "Warrant Shares") (the "Warrants; Warrant Shares; and, with the Investor Shares, collectively, the "Securities"). As not all of the Investor Shares authorized for sale had been subscribed for as of December 15, 2011, Enova may continue to negotiate with previously contacted accredited investors and may add one or more of such accredited investors as additional purchasers under the Purchase Agreement (any such purchaser is sometimes referred to herein as "Investor").

The closing of the sale of the Securities is contingent on, among other things, the approval by the shareholders of the Company of the issuance of the Investor Shares and Warrants pursuant to the Purchase Agreement in accordance with NYSE Amex rules and listing of the Investor Shares and Warrant Shares with NYSE Amex (subject to official notice of issuance). Because the closing is subject to various conditions, there can be no assurance that the closing will occur. Additionally, there is no assurance that all 15,000,000 Investor Shares and accompanying Warrants will be subscribed for by Investors.

The Purchase Agreement may be terminated (a) by consent of the parties, (b) by the vote of a majority of the Investors if the Company has breached any representation or warranty or any material covenant, (c) by the Company as to any Investor if the Investor has breached any representation, warranty or any material breach of any covenant, or (d) by either the Company or the Investors purchasing a majority of the Investor Shares (as to all Investors) if the closing has not occurred on, or prior to, December 30, 2011.

The Warrants will be exercisable for an equal number of shares of Common Stock as the Investor Shares and will be subject to appropriate adjustment for stock splits, combinations, reclassifications and the like. The Warrants will be exercisable for a period of five years, with earlier termination in the case of certain extraordinary transactions and earlier call by Enova as set forth below. The Warrants will be exercisable at the option of the holder at a price equal to the volume weighted average price of the Company’s common stock for the twenty trading days immediately prior to the date of the closing of the sale of the Investor Shares (the "Exercise Price"). The Warrants will further provide that if, for a twenty (20) consecutive trading day period, the average of the closing bid and asked prices of the Common Stock quoted in the Over-The-Counter market or the last reported sale price of the Common Stock or the closing price quoted on the NYSE Amex or any other U.S. exchange on which the Common Stock is listed, whichever is applicable (or such other reference reasonably relied upon by the Company if not so published), is greater than or equal to two times the Exercise Price with at least an average of ten thousand (10,000) shares traded per day (appropriately adjusted for stock splits, combinations, reclassifications and the like) during such period (the "Early Termination Event"), then, on the 10th calendar day following written notice from the Company notifying the Warrant holders of the Early Termination Event, any holder who has not, by such date, elected to exercise its Warrants for cash, such Warrants will be deemed automatically exercised on such 10th calendar day pursuant to the cashless/net exercise provisions under the Warrants.

Merriman Capital, Inc. ("Merriman") has acted as the sole placement agent for the offering pursuant to the Purchase Agreement. At closing, Merriman will be paid a cash fee equal to ten percent of the gross proceeds received from the sale of the Investor Shares, less $100,000 which is payable to a third-party.

Under the terms of the Purchase Agreement, Enova is obligated to enter into a Registration Rights Agreement with each of the Investors no later than the closing of the sale of the Investor Shares. The Registration Rights Agreement will require the Company to file with the SEC a registration statement to cover the resale of the Investor Shares and Warrant Shares covered by the Registration Rights Agreement no later than thirty days of the closing of the sale of the Investor Shares. If not all of the Investor Shares and Warrant Shares may be sold on a delayed or continuous basis under the provisions of Rule 415 under the Securities 1933 Act, the Registration Rights Agreement will provide that such shares will be removed from the registration statement and/or the Investors will agree to such restrictions and limitations on the registration and resale of such shares as the SEC may require to assure the Company’s compliance with the requirements of said Rule 415. The Company will have certain customary obligations with respect to the required registration statement. The Investors will be required to provide the Company with certain information to assist in the registration of the Investor Shares and Warrant Shares. The Registration Rights Agreement will contain customary indemnification and contribution provisions.

Each of the committed Investors is (and all other Investors will be required to represent that it is) an "accredited investor" (as such term is defined under Regulation D promulgated by the Securities and Exchange Commission ("SEC")). The Securities are expected to be sold in a transaction exempt from the registration requirements under Section 5 of the Securities Act of 1933, as amended (the "Securities Act"), pursuant to Section 4(2) thereof and in reliance upon Rule 506 of Regulation D promulgated by the SEC.

This Current Report on Form 8-K does not constitute an offer of any securities for sale. The securities to be sold pursuant to the Purchase Agreement have not been registered under the Securities Act and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements.

Enova intends to seek approval of the issuance of the maximum number of Investor Shares and Warrant Shares at the Annual Meeting of Shareholders currently scheduled for December 30, 2011, and intends to send to shareholders a Proxy Statement relating thereto when available. Enova advises each of its shareholders to read the Proxy Statement when it becomes available because it will contain important information. Once the Proxy Statement is available, shareholders can get the Proxy Statement and any relevant documents for free at the SEC’s web site or free of charge by writing to Enova Systems, Inc., 1560 West 190th Street, Torrance, California 90501, Attention: Chief Financial Officer and requesting a copy thereof.

The Purchase Agreement, the form of Warrant and the form of Registration Rights Agreement are filed with this report as Exhibits 99.1, 99.2 and 99.3, respectively, and are incorporated herein by reference. The foregoing summary of terms is qualified in its entirety by such agreements.

Item 3.02 Unregistered Sales of Equity Securities.

The information contained in Item 1.01 above is incorporated by reference in response to this Item 3.02.

Item 9.01 Financial Statements and Exhibits.

Exhibits.

99.1 Purchase Agreement

99.2 Form of Warrant

99.3 Form of Registration Rights Agreement

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Enova Systems, Inc.

December 16, 2011	By:	/s/ Michael Staran

Name: Michael Staran
Title: Chief Executive Officer

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Exhibit Index

Exhibit No.	Description

99.1	Purchase Agreement
99.2	Form of Warrant
99.3	Form of Registration Rights Agreement